Exhibit 99.1

VIACOM INC.

FORM OF LETTER OF TRANSMITTAL FOR THE
OFFER TO EXCHANGE

Unregistered Floating Rate Senior Notes due 2009
($750,000,000 aggregate principal amount issued June 16, 2006)
for
Floating Rate Senior Notes due 2009
that have been registered under the Securities Act of 1933

and

Unregistered 5.75% Senior Notes due 2011
($1,500,000,000 aggregate principal amount issued April 12, 2006)
for
5.75% Senior Notes due 2011
that have been registered under the Securities Act of 1933

and

Unregistered 6.25% Senior Notes due 2016
($1,500,000,000 aggregate principal amount issued April 12, 2006)
for
6.25% Senior Notes due 2016
that have been registered under the Securities Act of 1933

and

Unregistered 6.875% Senior Debentures due 2036
($1,750,000,000 aggregate principal amount issued April 12, 2006)
for
6.875% Senior Debentures due 2036
that have been registered under the Securities Act of 1933

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                , 2006 (THE ‘‘EXPIRATION DATE’’) UNLESS THE EXCHANGE OFFER IS EXTENDED BY VIACOM IN ITS SOLE DISCRETION.

TENDERS OF UNREGISTERED SENIOR NOTES AND DEBENTURES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver To:

Exchange Agent:

The Bank of New York
Corporate Trust Operations – Reorganization Unit
101 Barclay Street, 7 East
New York, New York 10286
Attn: Mr. David Mauer

Telephone number: (212) 815-3687
Facsimile number: (212) 298-1915

Delivery of this letter of transmittal to an address, or transmission via telegram, telex or facsimile, other than to the exchange agent as set forth above (the ‘‘Exchange Agent’’), will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. If delivery is by mail, we recommend the use of registered mail with return receipt requested, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

The undersigned acknowledges that he or she has received the Prospectus dated        , 2006 (the ‘‘Prospectus’’), of Viacom Inc. (‘‘Viacom’’) and this letter of transmittal and the instructions hereto (the ‘‘Letter of Transmittal’’), which together constitute Viacom's offer (the ‘‘Exchange Offer’’) to exchange up to $750,000,000 aggregate principal amount of floating rate senior notes due 2009, which are registered under the Securities Act of 1933, for any and all outstanding unregistered floating rate senior notes due 2009 issued on June 16, 2006, $1,500,000,000 aggregate principal amount of 5.75% senior notes due 2011, which are registered under the Securities Act of 1933, for any and all outstanding unregistered 5.75% senior notes due 2011 issued on April 12, 2006, $1,500,000,000 aggregate principal amount of 6.25% senior notes due 2016, which are registered under the Securities Act of 1933, for any and all outstanding unregistered 6.25% senior notes due 2016 issued on April 12, 2006, and $1,750,000,000 aggregate principal amount of 6.875% senior debentures due 2036, which are registered under the Securities Act of 1933, for any and all outstanding unregistered 6.875% senior debentures due 2036 issued on April 12, 2006, pursuant to a Registration Statement of which the Prospectus is a part.

The outstanding unregistered floating rate senior notes due 2009 have CUSIP numbers 925524BE9 or U9222XAK3. The outstanding unregistered 5.75% senior notes due 2011 have CUSIP numbers 925524AY6 or U9222XAG2. The outstanding unregistered 6.25% senior notes due 2016 have CUSIP numbers 925524BA7 or U9222XAH0. The outstanding unregistered 6.875% senior debentures due 2036 have CUSIP numbers 925524AW0 or U9222XAF4.

The term ‘‘Expiration Date’’ shall mean 5:00 p.m., New York City time, on     , 2006, unless Viacom, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Whenever we refer to the unregistered floating rate senior notes due 2009, the unregistered 5.75% senior notes due 2011, the unregistered 6.25% senior notes due 2016 or the unregistered 6.875% senior debentures due 2036, we will refer to them collectively as the ‘‘unregistered senior notes and debentures.’’ Whenever we refer to the exchange floating rate senior notes due 2009, the exchange 5.75% senior notes due 2011, the exchange 6.25% senior notes due 2016 or the exchange 6.875% senior debentures due 2036, we will refer to them collectively as the ‘‘exchange senior notes and debentures.’’ All other terms used but not defined herein have the meaning given to them in the Prospectus.

This Letter of Transmittal is to be used if (1) certificates representing unregistered senior notes and debentures are to be physically delivered to the Exchange Agent by Holders (as defined below), (2) the unregistered senior notes and debentures are to be tendered by book-entry transfer pursuant to the procedures set forth in the Prospectus under ‘‘The Exchange Offer—Book-Entry Transfer’’ or (3) tender of the unregistered senior notes and debentures is to be made by Holders according to the guaranteed delivery procedures set forth in the Prospectus under ‘‘The Exchange Offer—Guaranteed Delivery Procedures.’’ Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY (‘‘DTC’’), EUROCLEAR OR CLEARSTREAM LUXEMBOURG DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The term ‘‘Holder’’ as used herein means any person in whose name unregistered senior notes and debentures are registered on the books of Viacom or any other person who has obtained a properly completed bond power from the registered holder.

Any Holder of unregistered senior notes and debentures who wishes to tender his, her or its unregistered senior notes and debentures must, prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its unregistered senior notes and debentures, or (b) if a tender of unregistered senior notes and debentures is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, Euroclear or Clearstream Luxembourg, confirm such book-entry transfer, including the delivery of an Agent's Message (a ‘‘Book-Entry Confirmation’’), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal.

Holders of unregistered senior notes and debentures whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date must tender their unregistered senior notes and debentures according to the guaranteed delivery procedures set forth under the caption ‘‘The Exchange Offer—Guaranteed Delivery Procedures’’ in the Prospectus. (See Instruction 2.)

Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the unregistered senior notes and debentures validly tendered and not withdrawn and the issuance of the exchange senior notes and debentures will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, Viacom shall be deemed to have accepted for exchange validly tendered unregistered senior notes and debentures when, as and if Viacom has given written notice thereof to the Exchange Agent.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR UNREGISTERED SENIOR NOTES AND DEBENTURES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

Please list below the unregistered senior notes and debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $2,000 in principal amount. All other tenders must be in integral multiples of $1,000 in excess thereof.

DESCRIPTION OF UNREGISTERED SENIOR NOTES AND DEBENTURES
Name(s) and Address(es) of Holder(s) (please fill in, if blank)	Type of Security Tendered	Certificate Number(s) (attach signed list, if necessary)	Aggregate Principal Amount Tendered

TOTAL PRINCIPAL AMOUNT OF UNREGISTERED SENIOR NOTES AND DEBENTURES TENDERED:

CHECK HERE IF TENDERED UNREGISTERED SENIOR NOTES AND DEBENTURES ARE BEING DELIVERED BY DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG TO THE EXCHANGE AGENT'S ACCOUNT AT DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

DTC, Euroclear or Clearstream Luxembourg Book-Entry Account:______________________

Transaction Code No.:________________________________________________________

Holders who wish to tender their unregistered senior notes and debentures and (i) whose unregistered senior notes and debentures are not immediately available, or (ii) who cannot deliver their unregistered senior notes and debentures, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption ‘‘The Exchange Offer—Guaranteed Delivery Procedures.’’

CHECK HERE IF TENDERED UNREGISTERED SENIOR NOTES AND DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of unregistered senior notes and debentures:______________________

Window Ticket No. (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:________________________________

DTC, Euroclear or Clearstream Luxembourg Book-Entry Account:______________________

If Delivered by Book-Entry Transfer:____________________________________________

Name of Tendering Institution:______________________________________________

Transaction Code No.:____________________________________________________

CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:________________________________________________________________

Address:______________________________________________________________

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Viacom the principal amount of unregistered senior notes and debentures indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of unregistered senior notes and debentures tendered hereby in accordance with this Letter of Transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, Viacom all right, title and interest in and to the unregistered senior notes and debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of Viacom and as Trustee under the Indenture for the unregistered senior notes and debentures and the exchange senior notes and debentures) with respect to the tendered unregistered senior notes and debentures with full power of substitution to (i) deliver certificates for such unregistered senior notes and debentures to Viacom, or transfer ownership of such unregistered senior notes and debentures on the account books maintained by DTC, Euroclear or Clearstream Luxembourg, as the case may be, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Viacom and (ii) present such unregistered senior notes and debentures for transfer on the books of Viacom and receive all benefits and otherwise exercise all rights of beneficial ownership of such unregistered senior notes and debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the unregistered senior notes and debentures tendered hereby and to acquire the exchange senior notes and debentures issuable upon the exchange of the unregistered senior notes and debentures, and that Viacom will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by Viacom. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the exchange senior notes and debentures issued in exchange for the unregistered senior notes and debentures pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such unregistered senior notes and debentures directly from Viacom for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an ‘‘affiliate’’ of Viacom within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange senior notes and debentures are acquired by a non-affiliate in the ordinary course of such holder's business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange senior notes and debentures.

The undersigned Holder represents and warrants that

(a)	the exchange senior notes and debentures acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving the exchange senior notes and debentures, whether or not the person is the Holder,

(b)	neither the undersigned Holder nor any other recipient of the exchange senior notes and debentures (if different than the Holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the unregistered senior notes and debentures or exchange senior notes and debentures,

(c)	neither the undersigned Holder nor any other recipient is an ‘‘affiliate’’ of Viacom within the meaning of Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

(d)	if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with Viacom or any ‘‘affiliate’’ of Viacom within the meaning of Rule 405 promulgated under the Securities Act to distribute the exchange senior notes and debentures,

(e)	if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive exchange senior notes and debentures for its own account in exchange for unregistered senior notes and debentures that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange senior notes and debentures received in the Exchange Offer, and

(f)	the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

By acknowledging that you, as such a broker-dealer, will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange senior notes and debentures, you will not be deemed to admit that you are an ‘‘underwriter’’ within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Viacom to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered senior notes and debentures tendered hereby or transfer of ownership of such unregistered senior notes and debentures on the account books maintained by a book-entry transfer facility.

The undersigned understands and agrees that Viacom reserves the right not to accept validly tendered unregistered senior notes and debentures from any tendering Holder if Viacom determines, in its sole and absolute discretion, that its ability to proceed with the Exchange Offer would be impaired by a pending or threatened action or proceeding with respect to the Exchange Offer or that such acceptance could result in a violation of applicable securities laws.

For purposes of the Exchange Offer, Viacom shall be deemed to have accepted validly tendered unregistered senior notes and debentures when, as and if Viacom has given oral or written notice thereof to the Exchange Agent. If any tendered unregistered senior notes and debentures are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged unregistered senior notes and debentures will be returned to the address shown below or to a different address as may be indicated herein under ‘‘Special Delivery Instructions,’’ without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the Prospectus under the ‘‘The Exchange Offer—Book-Entry Transfer,’’ such non-exchanged senior notes and debentures will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

The undersigned understands and acknowledges that Viacom reserves the right in its sole discretion to purchase or make offers for any unregistered senior notes and debentures that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption ‘‘The Exchange Offer—Expiration Date; Extensions; Amendment; Termination,’’ to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase unregistered senior notes and debentures in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

The undersigned understands that tenders of unregistered senior notes and debentures pursuant to the procedures described under the caption ‘‘The Exchange Offer—Procedures for Tendering’’ in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Viacom upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered unregistered senior notes and debentures by Viacom and the issuance of exchange senior notes and debentures in exchange therefor shall constitute performance in full by Viacom of its obligations under the Exchange Offer and Registration Rights Agreement and that, upon the issuance of the exchange senior notes and debentures, Viacom will have no further obligations or liabilities thereunder (except in certain limited circumstances).

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

By acceptance of the Exchange Offer, each broker-dealer that receives exchange senior notes and debentures pursuant to the Exchange Offer hereby acknowledges and agrees that, upon the receipt of notice by Viacom of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice Viacom agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until Viacom has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

Unless otherwise indicated under ‘‘Special Registration Instructions,’’ please issue the certificates representing the exchange senior notes and debentures issued in exchange for the unregistered senior notes and debentures accepted for exchange and return any unregistered senior notes and debentures not tendered or not exchanged, in the name(s) of the undersigned (or, in either event, in the case of unregistered senior notes and debentures tendered by DTC, Euroclear or Clearstream Luxembourg, by credit to the respective account at DTC, Euroclear or Clearstream Luxembourg). Similarly, unless otherwise indicated under ‘‘Special Delivery Instructions,’’ please send the certificates representing the exchange senior notes and debentures issued in exchange for the unregistered senior notes and debentures accepted for exchange and return any unregistered senior notes and debentures not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC, Euroclear or Clearstream Luxembourg. In the event that both ‘‘Special Registration Instructions’’ and ‘‘Special Delivery Instructions’’ are completed, please issue the certificates representing the exchange senior notes and debentures issued in exchange for the unregistered senior notes and debentures accepted for exchange and return any unregistered senior notes and debentures not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Viacom has no obligations pursuant to the ‘‘Special Registration Instructions’’ and ‘‘Special Delivery Instructions’’ to transfer any unregistered senior notes and debentures from the name of the registered holder(s) thereof if Viacom does not accept for exchange such unregistered senior notes and debentures so tendered.

Holders who wish to tender the unregistered senior notes and debentures and (1) whose unregistered senior notes and debentures are not immediately available or (2) who cannot deliver their unregistered senior notes and debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their unregistered senior notes and debentures according to the guaranteed delivery procedures set forth in the Prospectus under the caption ‘‘The Exchange Offer—Guaranteed Delivery Procedures.’’ (See Instruction 2.)

PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES.

(To Be Completed by All Tendering Holders of Unregistered Senior Notes
and Debentures Regardless of Whether Unregistered Senior Notes and Debentures Are
Being Physically Delivered Herewith)

This Letter of Transmittal must be signed by the registered Holder(s) of unregistered senior notes and debentures exactly as its (their) name(s) appear(s) on certificate(s) of unregistered senior notes and debentures or, if tendered by a participant in DTC, Euroclear or Clearstream Luxembourg, exactly as such participant's name appears on its security position listing it as the owner of unregistered senior notes and debentures, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the unregistered senior notes and debentures to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under ‘‘Capacity’’ and submit evidence satisfactory to Viacom of such person's authority to so act. (See Instruction 6.) If the signature appearing below is not that of the registered Holder(s) of the unregistered senior notes and debentures, then the registered Holder(s) must sign a valid proxy.

Date:
Date:
Signature(s) of Holder(s) or Authorized Signatory
Name(s):	Address:
(Including Zip Code)

(Please Print)
Capacity(ies):	Area Code and Telephone No.:

Tax Identification or Social Security Number(s):    ______________________________________

[Complete Substitute Form W-9 below.]

SIGNATURE GUARANTEE
(See Instruction 1 herein)
Certain Signatures Must Be Guaranteed by an Eligible Institution

______________________________________________________________________________
(Name of Eligible Institution Guaranteeing Signatures)

______________________________________________________________________________
(Address (including zip code) and Telephone Number (including area code) of Firm)

______________________________________________________________________________
(Authorized Signatures)

______________________________________________________________________________
(Printed Name)

______________________________________________________________________________
(Title)

Date:

SPECIAL REGISTRATION INSTRUCTIONS
(See Instruction 7 herein)

To be completed ONLY if certificates for unregistered senior notes and debentures in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the exchange senior notes and debentures issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled ‘‘Description of Unregistered Senior Notes and Debentures’’ within this Letter of Transmittal, or if exchange senior notes and debentures tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC, Euroclear or Clearstream Luxembourg other than the account indicated above.

Name:______________________________

(Please Print)

Address:______________________________

(Please Print)

(Zip Code)

Tax Identification or Social Security Number
(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 7 herein)

To be completed ONLY if certificates for unregistered senior notes and debentures in a principal amount not tendered or not accepted for exchange are to be sent to, or the exchange senior notes and debentures issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal, or to an address different from that shown in the box entitled ‘‘Description of Unregistered Senior Notes and Debentures’’ within this Letter of Transmittal, or to be credited to an account maintained at DTC, Euroclear or Clearstream Luxembourg other than the account indicated above.

Name:______________________________

(Please Print)

Address:______________________________

(Please Print)

(Zip Code)

Tax Identification or Social Security Number
(See Substitute Form W-9 herein)

INSTRUCTIONS

Forming Part of the Terms and Conditions
of the Exchange Offer and the Solicitation

1.    Guarantee of Signatures.    Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an ‘‘eligible guarantor institution’’ within the meaning of Rule 17Ad-15 under the Exchange Act (an ‘‘Eligible Institution’’) unless the unregistered senior notes and debentures tendered pursuant hereto are tendered (i) by a registered Holder (including any participant in DTC, Euroclear or Clearstream Luxembourg whose name appears on a security position listing as the owner of unregistered senior notes and debentures) who has not completed the box set forth herein entitled ‘‘Special Registration Instructions’’ or ‘‘Special Delivery Instructions’’ or (ii) for the account of an Eligible Institution.

2.    Delivery of this Letter of Transmittal and Unregistered Senior Notes and Debentures. Certificates for the physically tendered unregistered senior notes and debentures (or a confirmation of a book-entry transfer to the Exchange Agent at DTC, Euroclear or Clearstream Luxembourg of all unregistered senior notes and debentures tendered electronically), as well as, in the case of physical delivery of unregistered senior notes and debentures, a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered unregistered senior notes and debentures, this Letter of Transmittal and all other required documents, or book-entry transfer and transmission of an Agent's Message (as defined below) by a DTC, Euroclear or Clearstream Luxembourg participant, to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or unregistered senior notes and debentures should be sent to Viacom, DTC, Euroclear or Clearstream Luxembourg but must instead be delivered to the Exchange Agent.

The Exchange Agent will make a request to establish an account with respect to the unregistered senior notes and debentures at DTC, Euroclear or Clearstream Luxembourg for purposes of the Exchange Offer promptly after receipt of the Prospectus, and any financial institution that is a participant in DTC, Euroclear or Clearstream Luxembourg may make book-entry delivery of unregistered senior notes and debentures by causing DTC, Euroclear or Clearstream Luxembourg, as the case may be, to transfer such unregistered senior notes and debentures into the Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg, as the case may be, in accordance with the relevant entity's procedures for transfer. However, although delivery of unregistered senior notes and debentures may be effected through book-entry transfer at DTC, Euroclear or Clearstream Luxembourg, the Exchange Agent must receive timely confirmation of a book-entry transfer of the unregistered senior notes and debentures into the Exchange Agent’s account and must receive an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

A Holder may tender unregistered senior notes and debentures that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term ‘‘Agent's Message’’ means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from a participant tendering unregistered senior notes and debentures and that such participant has received the Letter of

Transmittal and agrees to be bound by the terms of the Letter of Transmittal and we may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on pages 7 and 8 of this Letter of Transmittal are true and correct.

Holders of unregistered senior notes and debentures held through Euroclear or Clearstream Luxembourg are required to use book-entry transfer pursuant to the standard operating procedures of Euroclear or Clearstream Luxembourg, as the case may be, to accept the Exchange Offer and to tender their unregistered senior notes and debentures. A computer-generated message must be transmitted to Euroclear or Clearstream Luxembourg, as the case may be, in lieu of a Letter of Transmittal, in order to tender the unregistered senior notes and debentures in the Exchange Offer.

Holders who wish to tender their unregistered senior notes and debentures and (i) whose unregistered senior notes and debentures are not immediately available or (ii) who cannot deliver their unregistered senior notes and debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must follow the guaranteed delivery procedures set forth in the Prospectus to tender their unregistered senior notes and debentures. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the unregistered senior notes and debentures, the certificate number or numbers of such unregistered senior notes and debentures and the principal amount of unregistered senior notes and debentures tendered, stating that the tender is being made by guaranteed delivery and guaranteeing that within three (3) Business Days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the unregistered senior notes and debentures (or a confirmation of book-entry delivery into the Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered unregistered senior notes and debentures in proper form for transfer or a confirmation of book-entry delivery into the Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg, must be received by the Exchange Agent within three (3) Business Days after the Expiration Date, all as provided in the Prospectus under the caption ‘‘The Exchange Offer —Guaranteed Delivery Procedures.’’ Any Holder of unregistered senior notes and debentures who wishes to tender his unregistered senior notes and debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their unregistered senior notes and debentures according to the guaranteed delivery procedures set forth above.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered unregistered senior notes and debentures or this Letter of Transmittal will be determined by Viacom in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the unregistered senior notes and debentures for exchange. Viacom reserves the absolute right to reject any and all unregistered senior notes and debentures or Letter of Transmittal not properly tendered or any tenders Viacom's acceptance of which would, in the opinion of counsel for Viacom, be unlawful. Viacom also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular unregistered senior notes and debentures. Viacom's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of unregistered senior notes and debentures must be cured within such time as Viacom shall determine. Although Viacom intends to notify Holders of defects or irregularities with respect to tenders of unregistered senior notes and debentures, none of Viacom, the Exchange Agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of unregistered senior notes and debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of unregistered senior notes and debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any unregistered senior notes and debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of unregistered senior notes and debentures, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

3.    Inadequate Space.    If the space provided is inadequate, the certificate numbers and/or the number of the unregistered senior notes and debentures should be listed on a separate signed schedule attached hereto.

4.    Tender by Holder.     Except in limited circumstances, only a registered Holder of unregistered senior notes and debentures or a Euroclear, Clearstream Luxembourg or DTC participant listed on a securities position listing furnished by Euroclear, Clearstream Luxembourg or DTC with respect to the unregistered senior notes and debentures may tender its unregistered senior notes and debentures in the Exchange Offer. Any beneficial owner of unregistered senior notes and debentures who is not the registered Holder and is not a Euroclear, Clearstream Luxembourg or DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its unregistered senior notes and debentures, either make appropriate arrangements to register ownership of the unregistered senior notes and debentures in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such unregistered senior notes and debentures.

5.    Partial Tenders; Withdrawals.    Tenders of unregistered senior notes and debentures will be accepted only in minimum denominations of $2,000 or in integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any unregistered senior notes and debentures is tendered, the tendering Holder should fill in the aggregate principal amount tendered in the fourth column of the chart entitled ‘‘Description of Unregistered Senior Notes and Debentures.’’ The entire principal amount of unregistered senior notes and debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all unregistered senior notes and debentures is not tendered, unregistered senior notes and debentures for the principal amount of unregistered senior notes and debentures not tendered and a certificate or certificates representing exchange senior notes and debentures issued in exchange of any unregistered senior notes and debentures accepted will be sent to the Holder at his, her or its registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, Euroclear or Clearstream Luxembourg promptly after the unregistered senior notes and debentures are accepted for exchange.

Except as otherwise provided herein, tenders of unregistered senior notes and debentures may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of unregistered senior notes and debentures in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. For DTC, Euroclear or Clearstream Luxembourg participants, Holders must comply with their respective standard operating procedures for electronic tenders and the Exchange Agent must receive an electronic notice of withdrawal from DTC, Euroclear or Clearstream Luxembourg. Any such notice of withdrawal must (1) specify the name of the person having deposited the unregistered senior notes and debentures to be withdrawn (the ‘‘Depositor’’), (2) identify the unregistered senior notes and debentures to be withdrawn (including the certificate number or numbers and principal amount of such unregistered senior notes and debentures, or, in the case of unregistered senior notes and debentures transferred by book-entry transfer, the name and number of the account at Euroclear, Clearstream Luxembourg, or DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such unregistered senior notes and debentures were tendered (including any required signature guarantees) and (4) specify the name in which any such unregistered senior notes and debentures are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Viacom, whose determination shall be final and binding on all parties. Any unregistered senior notes and debentures so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no exchange senior notes and debentures will be issued with respect thereto unless the unregistered senior notes and debentures so withdrawn are validly re-tendered. Any unregistered senior notes and debentures which have been tendered but which are not accepted for exchange by Viacom will be returned to the Holder thereof without cost as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn unregistered senior notes and debentures may be re-tendered by following one of the procedures described in the Prospectus under ‘‘The Exchange Offer—Procedures for Tendering’’ at any time prior to the Expiration Date.

6.    Signatures on the Letter of Transmittal; Bond Powers and Endorsements.    If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the unregistered senior notes and debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the unregistered senior notes and debentures without alteration, enlargement or any change whatsoever.

If any of the unregistered senior notes and debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of unregistered senior notes and debentures registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of unregistered senior notes and debentures.

If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the unregistered senior notes and debentures) of unregistered senior notes and debentures tendered and the certificate(s) for exchange senior notes and debentures issued in exchange therefor is (are) to be issued (or any untendered principal amount of unregistered senior notes and debentures is to be reissued) to the registered Holder(s), such Holder(s) need not and should not endorse any tendered unregistered senior notes or debentures, nor provide a separate bond power. In any other case, such Holder(s) must either properly endorse the unregistered senior notes and debentures tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of unregistered senior notes and debentures listed therein, such unregistered senior notes and debentures must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the unregistered senior notes and debentures on behalf of the registered Holder(s), in either case signed as the name(s) of the registered Holder(s) appear(s) on the unregistered senior notes and debentures.

If this Letter of Transmittal (or copy hereof) or any unregistered senior notes and debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Viacom, evidence satisfactory to Viacom of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on unregistered senior notes and debentures or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7.    Special Registration and Delivery Instructions.    Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange senior notes and debentures or substitute unregistered senior notes and debentures for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this

Letter of Transmittal (or in the case of tender of the unregistered senior notes and debentures through DTC, Euroclear or Clearstream Luxembourg, if different from the account maintained at DTC, Euroclear or Clearstream Luxembourg indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8.    Transfer Taxes.    Viacom will pay all transfer taxes, if any, applicable to the exchange of unregistered senior notes and debentures pursuant to the Exchange Offer. If, however, certificates representing exchange senior notes and debentures or unregistered senior notes and debentures for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the unregistered senior notes and debentures tendered hereby, or if tendered unregistered senior notes and debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reasons other than the exchange of unregistered senior notes and debentures pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the unregistered senior notes and debentures listed in this Letter of Transmittal.

9.    Waiver of Conditions.    Viacom reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any unregistered senior notes and debentures tendered.

10.    Mutilated, Lost, Stolen or Destroyed Unregistered Senior Notes and Debentures.    Any tendering Holder whose unregistered senior notes or debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

11.    Requests for Assistance or Additional Copies.    Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT TAX INFORMATION

The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the unregistered senior notes and debentures. If the unregistered senior notes and debentures are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYER'S NAME: VIACOM INC.
Substitute Form W-9	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	______________________ Social Security Number(s) or ______________________ Employer Identification Number(s) (If awaiting TIN, write ‘‘Applied For’’)
Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (‘‘TIN’’)	Part 2 – Certification – Under Penalties of Perjury, I certify that: (1)The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)I am NOT subject to back-up withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (‘‘IRS’’) that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

Sign Here →	Certification Instructions – You must cross out item (2) above if you have been notified by the IRS that you are currently subject to back-up withholding because of underreporting interest or dividends on your tax return.

SIGNATURE: __________________________________ DATE: ________________

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE EXCHANGE SENIOR NOTES AND DEBENTURES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtain a Number:

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding:

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a) or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency of or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount renewed is not paid in money.

•	Payments made by certain foreign nations.

•	Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payee.

•	Payments of tax-exempt interest (including exempt-interest dividends in section 852).

•	Payments described in section 6049(b)(5) to non-resident alien.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE ‘‘EXEMPT’’ ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice.    Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

Penalties:

(1)    Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)    Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.    Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —	For this type of account:		Give the SOCIAL SECURITY number of —
1.	An individual's account	The individual	8.	Sole proprietorship account	The owner[4]
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals[1]	9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representatives or trustee unless the legal entity itself is not designated in the account title.)[5]
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person[1]	10.	Corporate account	The corporation
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]	11.	Religious, charitable, or educational organization account	The organization
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor[1]	12.	Partnership account held in the name of the business	The partnership
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor or incompetent person[3]	13.	Association, club or other tax-exempt organization	The organization
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee[1]	14.	A broker or registered nominee	The broker or nominee
7.	b. So-called trust account that is not a legal or valid trust under State law	The actual owner[1]	15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments.	The public entity

[1]	List first and circle the name of the person whose number you furnish.

[2]	Circle the minor's name and furnish the minor's Social Security number.

[3]	Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.

[4]	Show the name of the Owner.

[5]	List first and circle the name of the legal trust, estate or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

(DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered	Unregistered Senior Notes and Debentures Tendered	Unregistered Senior Notes and Debentures Accepted

Delivery Prepared by	Checked by	Date

The Exchange Agent for the Exchange Offer is:

The Bank of New York
Corporate Trust Operations – Reorganization Unit
101 Barclay Street, 7 East
New York, New York 10286
Attn: Mr. David Mauer
Telephone number: (212) 815-3687
Facsimile number: (212) 298-1915

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (212) 815-3687 OR BY FACSIMILE AT (212) 298-1915.

ALL UNREGISTERED SENIOR NOTES AND DEBENTURES MUST BE (1) PHYSICALLY TENDERED IN ACCORDANCE WITH THE TERMS OF THIS EXCHANGE OFFER WITH A PROPERLY COMPLETED AND DULY EXECUTED COPY OF THIS LETTER OF TRANSMITTAL OR FACSIMILE HEREOF AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL OR (2) TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE SENIOR NOTES AND DEBENTURES FOR THEIR UNREGISTERED SENIOR NOTES AND DEBENTURES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR UNREGISTERED SENIOR NOTES AND DEBENTURES TO THE EXCHANGE AGENT, DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG, AS THE CASE MAY BE, PRIOR TO THE EXPIRATION DATE OR PROVIDE NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT AS DESCRIBED HEREIN.